Exhibit 10.1

Execution Version

VOTING AGREEMENT

THIS VOTING AGREEMENT, dated as of August 7, 2024, is entered into by and between (i) Vacasa, Inc., a Delaware corporation (the “Company”), and (ii) each of the Silver Lake Stockholders, the Riverwood Stockholders and the Level Equity Stockholders (each as defined below) (together, the “Stockholders”).  Capitalized terms used herein without definition shall have the meanings set forth in Section 1.1.

W I T N E S S E T H:

WHEREAS, the Company intends to enter into a Note Purchase Agreement by and among the Company, Vacasa Holdings LLC, a Delaware limited liability company, V-Revolver Sub LLC, a Delaware limited liability company (the “Borrower”), DK VCSA Lender LLC, a Delaware limited liability company (“DK”), the other purchasers from time to time party thereto, and Acquiom Agency Services LLC, in its capacities as administrative agent and collateral agent (the “Note Purchase Agreement”), providing for the issuance and sale by the Borrower of $50 million in aggregate principal amount of the Borrower’s senior secured convertible notes, which notes will be convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), on the terms and subject to the conditions set forth in such notes;

WHEREAS, pursuant to Section 5.1(v) of the Note Purchase Agreement, the Company has agreed that it will seek to obtain such approval as may be required by the Nasdaq Global Market (or, if applicable, any such other trading market on which the Class A Common Stock may subsequently be primarily listed and quoted for trading) from the stockholders of the Company under Rule 5635(b) and Rule 5635(d) of the listing rules of The Nasdaq Stock Market LLC with respect to the issuance of the shares of Class A Common Stock underlying the Notes (the “Stockholder Approval”) at the next annual meeting of the Company’s stockholders following the Funding Date (as defined in the Note Purchase Agreement) and, if such Stockholder Approval is not obtained at such meeting, to use commercially reasonable efforts to hold one additional special meeting of the Company’s stockholders to seek such Stockholder Approval, and to continue to seek such approval at each subsequent annual meeting of the Company’s stockholders until such Stockholder Approval is obtained;

WHEREAS, the obligations of the purchasers under the Note Purchase Agreement to purchase the Notes are subject to the execution by each Stockholder of a voting agreement pursuant to which such Stockholder agrees to vote in favor of the Stockholder Approval; and

WHEREAS, each of the Stockholders desires to set forth its agreement with the Company with respect to the Stockholder Approval as described above.

NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

SECTION 1.1  Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “control,” as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes hereof, none of the Stockholders, the Company, or any of their respective subsidiaries shall be considered Affiliates of any portfolio operating company in which any of the Stockholders or any of their investment fund Affiliates have made a debt or equity investment, and none of the Stockholders or any of their Affiliates shall be considered an Affiliate of (a) the Company or any of its subsidiaries or (b) each other.

“Agreement” means this Voting Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

“Borrower” has the meaning set forth in the recitals to this Agreement.

“Class A Common Stock” has the meaning set forth in the recitals to this Agreement.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

“Common Shares” means the shares of Class A Common Stock and Class B Common Stock.

“Company” has the meaning set forth in the preamble to this Agreement.

“DK” has the meaning set forth in the recitals to this Agreement.

“Effective Date” has the meaning set forth in Section 5.13.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Level Equity Stockholders” means LEGP I VCS, LLC, LEGP II VCS, LLC, LEVEL EQUITY OPPORTUNITIES FUND 2015, L.P., LEVEL EQUITY OPPORTUNITIES FUND 2018, L.P., Level Equity - VCS Investors, LLC, and LEGP II AIV(B), L.P., and any of their Affiliates that hold Shares at the applicable time.

“Note Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Person” means an individual, corporation, company, limited liability company, association, partnership, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof.

“Riverwood Stockholders” means RW Vacasa AIV LP, RW Industrious Blocker LP, Riverwood Capital Partners II (Parallel-B) L.P., RCP III Vacasa AIV, L.P., RCP III Blocker Feeder LP, Riverwood Capital Partners III (Parallel-B) L.P., RCP III (A) Blocker Feeder LP and RCP III (A) Vacasa AIV L.P., and any of their Affiliates that hold Shares at the applicable time.

“Shares” means (i) the Common Shares issued and outstanding at the Effective Date and held by any Stockholder and (ii) any Common Shares hereafter acquired by any Stockholder, including pursuant to conversion or exercise of any option, convertible security or warrant or other right to acquire Common Shares, whether or not held by any of the Stockholders as of the Effective Date.

“Silver Lake Stockholders” means SLP Venice Holdings, L.P. and SLP V Venice Feeder I, L.P., and any of their Affiliates that hold Shares at the applicable time.

“Stockholder Approval” has the meaning set forth in the recitals to this Agreement.

“Stockholders” has the meaning set forth in the preamble to this Agreement.

ARTICLE II

AGREEMENT TO VOTE SHARES

SECTION 2.1  Stockholder Approval. Each Stockholder hereby agrees, individually and not jointly, with the Company (and only with the Company) to vote all Shares owned or held of record by such Stockholder at each annual or special meeting of stockholders of the Company (and at every adjournment or postponement thereof) at which the Stockholder Approval is sought, in favor of such Stockholder Approval, until such time as such Stockholder Approval has been obtained.

SECTION 2.2  Restrictions on Other Agreements. Each Stockholder hereby agrees, individually and not jointly, with the Company (and only with the Company) that it will not grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with any Person with respect to its Shares if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreements or arrangements are with other Stockholders, holders of Common Shares that are not parties to this Agreement or otherwise).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Stockholders hereby represents and warrants to the Company that as of the date such party executes this Agreement:

SECTION 3.1  Existence; Authority; Enforceability.  Such Stockholder has the power and authority to enter into this Agreement and to carry out its obligations hereunder.  Such Stockholder is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby.  This Agreement has been duly executed by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors’ rights generally, or by the general principles of equity.  No representation is made by such Stockholder with respect to the regulatory effect of this Agreement, and such Stockholder confirms that it has had an opportunity to consult with counsel as to its rights and responsibilities under this Agreement.  Such Stockholder does not make any representation as to future law or regulation or the future interpretation of existing laws or regulations by any governmental authority or self-regulatory organization.

SECTION 3.2  Absence of Conflicts.  The execution and delivery by such Stockholder of this Agreement and the performance of such Stockholder’s obligations hereunder does not and will not (i) conflict with, or result in the breach of, any provision of the constitutive documents of such Stockholder; (ii) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such Stockholder is a party or by which such Stockholder’s assets or operations are bound or affected; or (iii) violate any law applicable to such Stockholder.

SECTION 3.3  Consents.  Other than any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such Stockholder in connection with the execution, delivery or performance of this Agreement.

SECTION 3.4  Title to Common Shares.  As of the date hereof, such Stockholder is the owner of that number of Common Shares set forth on Schedule II hereto. Such Common Shares are owned free and clear of any security interest, lien, claim, pledge, option, right of first refusal, agreement or limitation on such Stockholder's voting rights, or any charge or other encumbrance. Each such Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Common Shares owned by the Stockholder.

ARTICLE IV

COVENANTS

SECTION 4.1  Inconsistent Proxies. Each Stockholder hereby agrees, individually and not jointly, with the Company (and only with the Company) that such Stockholder shall not grant any proxy to any other Person that conflicts with the provisions of this Agreement.

ARTICLE V

MISCELLANEOUS

SECTION 5.1  Termination.  This Agreement shall terminate and be of no further force and effect upon the earliest to occur of:  (a) the Stockholder Approval being obtained, (b) such other time after the Funding Date (as defined in the Note Purchase Agreement) that the Company is no longer required to seek the Stockholder Approval under the terms of the Note Purchase Agreement or (c) the provisions of Article II hereof becoming illegal or being interpreted by any governmental authority to be illegal.

SECTION 5.2  Successors and Assigns; Beneficiaries.  Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto.

SECTION 5.3  Amendment and Modification; Waiver of Compliance

(a)  This Agreement may be amended only by a written instrument duly executed by the Company and each of the Stockholders.

(b) Except as otherwise provided in this Agreement, any failure of any of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

SECTION 5.4  Notices.  Notices to the Company and to the Stockholders shall be sent to their respective addresses as set forth on Schedule I attached to this Agreement.  The Company and any Stockholders may require notices to be sent to a different address by giving notice to the other parties in accordance with this Section 5.4.  Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given (a) upon receipt if and when delivered personally, sent by facsimile transmission (the confirmation being deemed conclusive evidence of such delivery), electronic mail (“e-mail”) transmission (provided a receipt of such e-mail is requested and received) or by courier service, or (b) two (2) calendar days after being sent by registered or certified mail (postage prepaid, return receipt requested), to such parties at such address.

SECTION 5.5  Entire Agreement.  The provisions of this Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to such subject matter.

SECTION 5.6  Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without application of the conflict of laws principles thereof.

SECTION 5.7  Service of Process and Venue. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Chancery Court of the State of Delaware in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement in any court other than any court of the United States located in the State of Delaware.  Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail pursuant to Section 5.4 hereof shall be effective service of process for any suit or proceeding in connection with this Agreement. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by applicable law.

SECTION 5.8  WAIVER OF RIGHT TO JURY TRIAL.  THE PARTIES HERETO EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.8.

SECTION 5.9  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 5.10  Further Assurances.  At any time or from time to time after the date hereof, the parties hereto agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as any other party may reasonably request in order to evidence or effectuate the provisions of this Agreement and to otherwise carry out the intent of the parties hereunder.

SECTION 5.11  No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or DK any direct or indirect ownership or incidence of ownership of or with respect to the Shares, or in any Stockholder any direct or indirect ownership or incidence of ownership of or with respect to the Shares beneficially owned by any other Stockholder. All rights, ownership and economic benefits of and relating to the Shares beneficially owned by each Stockholder shall remain vested in and beneficially owned by such Stockholder. Neither the Company nor DK shall have the authority to direct any Stockholder in the voting or disposition of any Shares except, in the case of the Company, as otherwise expressly provided herein, and none of the Stockholders shall have the authority to direct any other Stockholder in the voting or disposition of any Shares beneficially owned by such other Stockholder. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for the purposes of Rule 13d-5(b)(l) of the Exchange Act or for any other similar provision of applicable law.

SECTION 5.12  Specific Performance.    The parties hereto agree that the other parties would be irreparably damaged in the event that any of the provisions of this Agreement were not performed by any of the parties in accordance with their specific terms or were otherwise breached by any party, and that the other parties would not have an adequate remedy at law for money damages in such event.  It is accordingly agreed that each of the parties shall be entitled, without posting any bond or other undertaking, to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which each party is entitled at law or in equity.

SECTION 5.13  Effectiveness of Agreement.  Upon the closing of the transactions contemplated by the Note Purchase Agreement, this Agreement shall thereupon be deemed to be effective (such date, the “Effective Date”).  However, to the extent the closing of such transactions do not occur, the provisions of this Agreement shall be without any force or effect.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has signed this Agreement as of the date first above written:

VACASA, INC.

By:	/s/ Bruce Schuman
Name:	Bruce Schuman
Title:	Chief Financial Officer

Signature Page to Voting Agreement

SLP V VENICE FEEDER I, L.P.

By:	Silver Lake Technology Associates V, L.P.,
its general partner
By:	SLTA V (GP), L.L.C.,
its general partner
By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP VENICE HOLDINGS, L.P.

By:	SLP V Aggregator GP, L.L.C.
By:	Silver Lake Technology Associates V., L.P.,
its general partner
By:	SLTA V (GP), L.L.C.,
its general partner
By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Signature Page to Voting Agreement

LEVEL EQUITY OPPORTUNITIES FUND 2015, L.P.

By:	Level Equity Partners II (GP), L.P.,
its general partner
By:	Level Equity Associates II, LLC,
its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEVEL EQUITY OPPORTUNITIES FUND 2018, L.P.

By:	Level Equity Partners IV (GP), L.P.,
its general partner
By:	Level Equity Associates IV, LLC,
its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Signature Page to Voting Agreement

LEGP II AIV(B), L.P.

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP I VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEVEL EQUITY-VCS INVESTORS, LLC

By:	Level Equity Management, LLC,
its manager

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Signature Page to Voting Agreement

RW VACASA AIV L.P.

By:	Riverwood Capital II L.P.,
its general partner
By:	Riverwood Capital GP II Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RW INDUSTRIOUS BLOCKER L.P.

By:	Riverwood Capital II L.P.,
its general partner
By:	Riverwood Capital GP II Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.

By:	Riverwood Capital II L.P.,
its general partner
By:	Riverwood Capital GP II Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

Signature Page to Voting Agreement

RCP III VACASA AIV L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RCP III BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title: Director

RIVERWOOD CAPITAL PARTNERS III (PARALLEL-B) L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

Signature Page to Voting Agreement

RCP III (A) BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

RCP III (A) VACASA AIV L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeff Parks
Name:	Jeff Parks
Title:	Director

Signature Page to Voting Agreement

SCHEDULE I

COMPANY:

c/o Vacasa, Inc.
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Attention: #####
Email: #####

with a required copy to (which copy shall not constitute notice):

Latham & Watkins LLP
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Attention: #####
Email: #####

STOCKHOLDERS:

Silver Lake Stockholders

c/o Silver Lake
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Attention: #####
Email: #####

Riverwood Stockholders

c/o Riverwood Capital Management L.P.
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Attention: #####
Email: #####

Level Equity Stockholders

c/o Level Equity Management, LLC
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Attention: #####
Email: #####

SCHEDULE II

Stockholder	Shares of Class A Common Stock	Shares of Class B Common Stock
SLP V VENICE FEEDER I, L.P.	3,101,156	—
SLP VENICE HOLDINGS, L.P.	22,524	2,421,251
LEVEL EQUITY OPPORTUNITIES FUND 2015, L.P.	45,089	326,144
LEVEL EQUITY OPPORTUNITIES FUND 2018, L.P.	43,439	271,521
LEGP II AIV(B), L.P.	227,656	—
LEGP I VCS, LLC	2,183	234,667
LEGP II VCS, LLC	5,695	612,241
LEVEL EQUITY-VCS INVESTORS, LLC	2,171	233,461
RW VACASA AIV L.P.	6,787	729,622
RW INDUSTRIOUS BLOCKER L.P.	825,103	—
RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.	3,766	404,825
RCP III VACASA AIV L.P.	2,199	236,481
RCP III BLOCKER FEEDER L.P.	277,833	—
RIVERWOOD CAPITAL PARTNERS III (PARALLEL-B) L.P.	1,649	177,336
RCP III (A) BLOCKER FEEDER L.P.	34,784	—
RCP III (A) VACASA AIV L.P.	669	71,938